Securities and Exchange Commission

                     Washington, DC  20549

                            Form 8-K

                         Current Report

             Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act 1934


               Date of Report February 25, 1999
               (Date of earliest event reported)



                    CalEnergy Company, Inc.
     (Exact name of registrant as specified in its charter)



    Delaware               1-9874               94-2213782
(State of other          (Commission File     (IRS Employer
 jurisdiction of                Number)      Identification No.)
 incorporation)



 302 South 36th Street, Suite 400, Omaha, NE   68131
   (Address of principal executive offices)   Zip Code




Registrant's Telephone Number, including area code:    (402) 341-4500




                              N/A
 (Former name or former address, if changed since last report)

Item 5.  Other Events

      On February 25, 1999, the Registrant announced that it has established the final pricing for the tender of its 9 7/8% Limited Recourse Senior Notes due 2003, in connection with its previously announced cash tender offer and consent solicitation for such Notes. A copy of the press release issued by CalEnergy is attached hereto as Exhibit 1 and is incorporated herein by reference.

      On March 1, 1999, the Registrant announced that it has received tenders from holders of an aggregate of $195,765,000 principal amount of its 9 7/8% Limited Recourse Senior Secured Notes due, in connection with its previously announced cash tender offer and consent solicitation for such Notes. A copy of the press release issued by CalEnergy is attached hereto as
Exhibit 2 and is incorporated herein by reference.

     Certain information included in this report contains forward-looking statements made pursuant to the Private Securities
Litigation  Reform Act of 1995 ("Reform Act").   Such  statements
are based on current expectations and involve a number of known and unknown risks and uncertainties that could cause the actual results and performance of the Registrant to differ materially from any expected future results or performance, expressed or implied, by the forward-looking statements including expectations regarding the future results of operations of Registrant and MidAmerican Energy Holdings Company and the combined company, the intended financing of the merger and receipt of regulatory approvals. In connection with the safe harbor provisions of the Reform Act, the Registrant has identified important factors that could cause actual results to differ materially from such
expectations,   including  development   uncertainty,   operating
uncertainty, acquisition uncertainty, uncertainties relating to doing business outside of the United States, uncertainties relating to geothermal resources, uncertainties relating to
domestic   and  international  (and  in  particular,  Indonesian)
economic and political conditions and uncertainties regarding the impact of regulations, changes in government policy, industry deregulation and competition. Reference is made to all of the Registrant's SEC Filings, including the Proxy Statement and the Registrant's Report on Form 8-K dated March 6, 1998, incorporated
herein  by  reference, for a description of  such  factors.   The
Company assumes no responsibility to update forward-looking information contained herein.

Item 7.  Financial Statements and Exhibits

     Exhibit 1 - Press Release dated February 25, 1999.
     Exhibit 2 - Press Release dated March 1, 1999.

                           SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CalEnergy Company, Inc.



                           By: \s\ Douglas L. Anderson
                                   Douglas L. Anderson
                                   Assistant Secretary and
                                   Assistant General Counsel





Dated: March 1, 1999

EXHIBIT 1

FOR IMMEDIATE RELEASE

Craig Hammett - Senior Vice President, Chief Financial Officer 402-341-4500
Patti McAtee - Director, Corporate Communications              402-341-4500
Diana Nelson - Brunswick                                       212-333-3810

     CalEnergy Tenders for 9 7/8% Bonds - Final Pricing Set

     OMAHA, NEBRASKA, February 25, 1999 -- CalEnergy Company, Inc. CalEnergy or the Company) (NYSE: CE; PCX; London) announced today that the Company has established the final pricing for the tender of its 9 7/8% Limited Recourse Senior Notes due 2003 (the Notes) (CUSIP No. 130190AD3), in connection with its previously announced cash tender offer and consent solicitation for such Notes. The yield on the Reference Security was fixed at 5.053% and the Total Consideration Yield is 5.553%. Accordingly, the Total Consideration to be paid to holders who tendered prior to 5:00 p.m. on February 11, 1999 is $1,100.25 per $1,000 principal amount of Notes, and the Tender Offer Consideration for those not tendering on or before such time but before the Expiration Date of February 26, 1999 is $1,080.25. The Company expects to make such payments, together with accrued and unpaid interest, on March 3, 1999.

     This announcement is not an offer to purchase, a solicitation of an offer to purchase or a solicitation of consents with respect to the Notes. The offer and consent solicitation are being made solely by the Offer to Purchase and Consent Solicitation Statement dated January 29, 1999 and the related Consent and Letter of Transmittal, as the same may be amended from time to time.

     CalEnergy Company, Inc. is a global energy company that manages and owns interests in approximately 5,000 net megawatts of power generation facilities in operation, construction and development worldwide. The Company develops and produces energy from diversified fuel sources including geothermal, natural gas and hydroelectric. Through its subsidiary Northern Electric, CalEnergy supplies and distributes electricity and gas to approximately 2.0 million customers in the United Kingdom. CalEnergy conducts business in the U.S., U.K., the Philippines, Indonesia, Poland and Australia and employs more than 4,400 people worldwide. For the year ended December 31, 1998, CalEnergy generated revenues of nearly $2.7 billion and at December 31, 1998 had assets of approximately $9.1 billion.
                        www.calenergy.com

EXHIBIT 2

FOR IMMEDIATE RELEASE

Craig Hammett - Senior Vice President, Chief Financial Officer 402-341-4500
Patti McAtee - Director, Corporate Communications              402-341-4500
Diana Nelson - Brunswick                                       212-333-3810

            CalEnergy Announces Closing of Tender For
      9 7/8% Limited Recourse Senior Secured Notes Due 2003

     OMAHA, NEBRASKA, March 1, 1999: CalEnergy Company, Inc. ("CalEnergy" or the "Company") (NYSE: CE; PCX and London) announced today that it has received tenders from holders of an aggregate of $195,765,000 principal amount of its 9 7/8% Limited Recourse Senior Secured Notes due 2003 (the "Notes") (CUSIP No. 130190AD3), in connection with its previously announced cash tender offer and consent solicitation for such Notes. The tender offer expired on February 26, 1999, and, following payment for the tendered shares on March 3, 1999, $4,235,000 principal amount of the Notes remain outstanding.

     This announcement is not an offer to purchase, a solicitation of an offer to purchase or a solicitation of consents with respect to the Notes. The offer and consent solicitation are being made solely by the Offer to Purchase and Consent Solicitation Statement dated January 29, 1999 and the related Consent and Letter of Transmittal, as the same may be amended from time to time.

     CalEnergy is a global energy company that manages and owns interests in over 5,000 net megawatts of power generation facilities in operation, construction and development worldwide. The Company develops and produces energy from diversified fuel sources including geothermal, natural gas and hydroelectric. Through its subsidiary Northern Electric, CalEnergy supplies and distributes electricity and gas to approximately 2.0 million customers in the United Kingdom. CalEnergy conducts business in the U.S., U.K., the Philippines, Indonesia, Poland and Australia, and employs more than 4,400 people worldwide. For the year ended December 31, 1998, CalEnergy generated revenues of nearly $2.7 billion and at December 31, 1998 had assets of approximately $9.1 billion.


                        www.calenergy.com

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